Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 9 dated September 9, 2022

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Description of Certain Portfolio Investments Purchase

A brief description of certain additional Investments that we have purchased or increased the size thereof is set forth below:

Supply Chain Finance. In September 2022, the Company funded an additional $1.9 million investment in unsecured participation interests in a supply chain finance facility (the “SCF Facility”), bringing the Company’ aggregate investment in participation interests in the SCF Facility to $11.1 million. Each participation funded by the Company under the SCF Facility is priced at a yield to maturity of 13.0% with a 180-day tenor. Under the terms of the SCF Facility, suppliers to the obligor (the “SCF Conglomerate”) sell designated accounts receivable to a purchaser (the “Purchaser SPV”) at a discount to the par value of those accounts receivable. Following each sale, the SCF Conglomerate becomes contractually obligated to make payments when due on such accounts receivable at par value to a dedicated collection account established by Purchaser SPV. Under the terms of the participation interests held by the Company, Purchaser SPV has and is expected to in the future sell to the Company a 100% participation interest in designated trade accounts receivable and Purchaser SPV is obligated to remit to the Company all payments received from the SCF Conglomerate on account of such designated trade accounts receivable. As of the date of the Company’s most recent investment, the SCF Facility had an aggregate balance of $461 million in unsecured obligations.

About our Adviser

The second sentence of the first paragraph under the heading “About Our Adviser” on page 3 of the Prospectus is amended and restated as follows:

Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Michael Weisz, Yieldstreet’s President and Chief Investment Officer, Rebecca Fine, Managing Director of Yieldstreet’s Art Finance vertical, Mitchell Rosen, Yieldstreet’s Managing Director of Real Estate, Barbara Anderson, Senior Director and Head of Yieldstreet’s private business credit group, Stefanos Fragos, Yieldstreet’s Senior Credit Officer of Marine Finance, and Milind Mehere, Yieldstreet’s Chief Executive Officer.

The third sentence of the first paragraph under the heading “About Our Adviser” on page 73 of the Prospectus is amended and restated as follows:

Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Michael Weisz, Yieldstreet’s President and Chief Investment Officer, Rebecca Fine, Managing Director of Yieldstreet’s Art Finance vertical, Mitchell Rosen, Yieldstreet’s Managing Director of Real Estate, Barbara Anderson, Senior Director and Head of Yieldstreet’s private business credit group, Stefanos Fragos, Yieldstreet’s Senior Credit Officer of Marine Finance, and Milind Mehere, Yieldstreet’s Chief Executive Officer.

Conflicts of Interest

The following paragraph is added following the final paragraph under the heading “Conflicts of Interest” on page 17 of the Prospectus:

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company. In this capacity, the Adviser recommends investments to its clients, which may include recommendations for a client to make investments in our shares. As such, the Adviser is subject to a conflict of interest in that a recommendation for a client to invest in our shares may lead to an increase the Adviser Management Fee by increasing the cash available to the Company for investment. The Adviser may be further incentivized to recommend investments in our shares where the Adviser Management Fee is greater than the management fee and/or other compensation received by the Adviser with respect to other investment opportunities available on the Yieldstreet Platform at the time of such recommendation. Furthermore, the Adviser may have additional incentives to recommend our shares over other opportunities available on the Yieldstreet Platform, for instance, to create the appearance that our shares are more popular or attractive to investors. However, all investment recommendation decisions will be made without consideration of the potential compensation to the Adviser from the Company.

PORTFOLIO MANAGEMENT

The first paragraph under the heading “PORTFOLIO MANAGEMENT” on page 95 of the Prospectus is amended and restated as follows:

The management of our investment portfolio will be the responsibility of our Adviser and its professionals, which currently includes Milind Mehere, Yieldstreet’s Chief Executive Officer, Michael Weisz, Yieldstreet’s President and Chief Investment Officer, Rebecca Fine, Managing Director of Yieldstreet’s Art Finance vertical, Mitchell Rosen, Yieldstreet’s Managing Director of Real Estate, Barbara Anderson, Senior Director and Head of Yieldstreet’s private business credit group, and Stefanos Fragos, Yieldstreet’s Senior Credit Officer of Marine Finance. We refer to those investment professionals collectively as our “Senior Investment Professionals.” Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team.” Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. For more information regarding the business experience of Rebecca Fine, Mitchell Rosen, Barbara Anderson and Stefanos Fragos, see “Senior Investment Professionals” below. All final investment decisions must be approved by Mr. Weisz, who we consider to be our portfolio manager. For information regarding our shares owned by our portfolio managers, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s professionals will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Additional Senior Investment Professionals

The first paragraph under the heading “Additional Senior Investment Professionals” on page 97 of the Prospectus is amended and restated as follows:

Information regarding Milind Mehere and Michael Weisz is set forth above in “Management—Board of Directors and Executive Officers.” Information regarding Rebecca Fine, Mitchell Rosen, Barbara Anderson and Stefanos Fragos is set forth below.

The fourth paragraph under the heading “Additional Senior Investment Professionals” on page 97 of the Prospectus is deleted in its entirety.

RISK FACTORS

The “Risk Factors” section of the Prospectus entitled “Risks Related to Our Adviser” is supplemented as follows:

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company, which may give rise to certain conflicts of interest.

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company. In this capacity, the Adviser recommends investments to its clients, which may include recommendations for a client to make investments in our shares. As such, the Adviser is subject to a conflict of interest in that a recommendation for a client to invest in our shares may lead to an increase the Adviser Management Fee by increasing the cash available to the Company for investment. The Adviser may be further incentivized to recommend investments in our shares where the Adviser Management Fee is greater than the management fee and/or other compensation received by the Adviser with respect to other investment opportunities available on the Yieldstreet Platform at the time of such recommendation. Furthermore, the Adviser may have additional incentives to recommend our shares over other opportunities available on the Yieldstreet Platform, for instance, to create the appearance that our shares are more popular or attractive to investors. However, all investment recommendation decisions will be made without consideration of the potential compensation to the Adviser from the Company.

The “Risk Factors” section of the Prospectus is supplemented as follows:

Risks Related to the SCF Facility and Supply Chain Financing

Operations would be materially and adversely affected if the SCF Conglomerate is unable to purchase manufactured components or equipment from its suppliers.

Because the SCF Conglomerate purchases various types of materials from suppliers, the SCF Conglomerate may be materially and adversely affected by the failure of those suppliers to perform as expected. This non-performance may consist of delivery delays or failures caused by production issues or delivery of non-conforming goods. The risk of non-performance may also result from the insolvency or bankruptcy of one or more of the SCF Conglomerate’s suppliers. Suppliers’ ability to supply products to the SCF Conglomerate’s is also subject to a number of risks, including availability and cost of raw materials, destruction of their facilities, or work stoppages

The SCF Conglomerate depends on third-party delivery services to deliver its goods to customers on a timely and consistent basis, and any deterioration in its relationship with these third parties or fee increases could adversely affect its reputation and financial condition.

The SCF Conglomerate relies on third parties for shipment of its goods to customers. The SCF Conglomerate cannot be certain that its existing arrangements with third party shippers will continue on favorable terms. Shipping costs have increased from time to time, and may continue to increase, and the SCF Conglomerate may not be able to pass these costs on directly to its customers. Increased shipping costs could harm the SCF Conglomerate’s business, prospects, financial condition and results of operations by increasing its costs of doing business and reducing gross margins which could negatively affect its operating results.

If the SCF Conglomerate is unable to manage the challenges associated with its international operations, the growth of its business could be limited and its business could suffer.

The SCF Conglomerate maintains business operations outside of the United States and is subject to a number of risks and challenges that specifically relate to its international operations. The SCF Conglomerate imports many materials needed to manufacture its goods from foreign suppliers, including suppliers located in China and, as a result, various conditions could impact or interfere with the SCF Conglomerate’s ability to obtain materials needed to manufacture goods. If the SCF Conglomerate is unable to meet and overcome these challenges, the growth of its business and operating results could be adversely impacted. These risks and challenges include (a) exposure to local economic and political conditions and instability; (b) social unrest such as risks of terrorism or other hostilities; (c) currency exchange rate fluctuations, including relative weakness in the U.S. dollar, and currency controls; (d) difficulties in complying with import and export laws, regulatory requirements and restrictions; (e) a global increase in commodity prices; (f)  difficulties and costs of staffing and managing foreign operations, including as a result of local labor practices and laws; (g) continued weakness in the global economy, including the potential for a prolonged global economic recession and high unemployment; (h) exposure to different business practices and legal standards; (i) unexpected changes in regulatory requirements; (j) the imposition of government controls and restrictions, including tariffs and protectionist laws and business practices that favor local businesses; (k) the failure of telecommunications and connectivity infrastructure; (l) natural disasters and public health emergencies; and (m) potentially adverse tax consequences. The likelihood of such occurrences and their potential effect on the SCF Conglomerate is unpredictable and vary from country to country. The occurrence of any of these conditions may materially and adversely affect the SCF Conglomerate’s results of operations and financial condition.

If the SCF Conglomerate is not able to integrate acquisitions or incurs additional debt to fund future acquisitions, the SCF Conglomerate’s operating results could suffer.

The SCF Conglomerate has grown dramatically in recent years, organically and through acquisition, including debt-financed acquisitions. The SCF Conglomerate may experience difficulty integrating personnel and operations from acquired businesses, which could negatively affect operating results and thus the ability to satisfy its unsecured payment obligations to the Purchaser SPV. In addition, integration activities could cause a substantial diversion of management’s attention and may require a substantial amount of time and resources to complete, and future incurrence of debt could further impair the Company’s position. If the integration of an acquisition is not successful, then the SCF Conglomerate may not realize the anticipated synergies and business and results of operations could suffer.

The SCF Conglomerate’s success is reliant on the efforts of the chief executive officer, the senior leadership team and largest individual shareholder.

The success of the SCF Conglomerate is largely dependent upon the CEO and his leadership team’s management skills and expertise, and the SCF Conglomerate’s ability to attract and retain other skilled managers. Furthermore, the SCF Conglomerate’s largest individual shareholder controls the company without a board. The loss of the services of the CEO, any of the senior leadership team or the largest individual shareholder for an extended period could have a material adverse effect on the SCF Conglomerate’s business and the Company.

The SCF Conglomerate is exposed to risks related to its accounts receivable factoring arrangement.

The SCF Conglomerate has entered into a factoring arrangement to sell certain of its customers’ trade accounts receivable. In addition, if the SCF Conglomerate’s factor experiences financial difficulties or otherwise terminates the factoring arrangement, the SCF Conglomerate may experience material and adverse economic losses due to the loss of such factoring arrangement and the impact of such loss on its liquidity, which could have a material and adverse effect upon its financial condition, results of operations and cash flows. The utility of its factoring arrangement also depends upon a floating reference rate, as it is a component of the discount rate applicable to each arrangement, and the credit risk of its customers. If the reference rate increases and/or the credit risk of the SCF Conglomerate’s customers deteriorates such that the cost of factoring increases commensurately, this could have a material and adverse effect upon its financial condition, results of operations and cash flows.

Potential exposure of assets and counterparty risk.

Under the terms of the participation interests held by the Company in the SCF Facility, legal title to the underlying accounts receivable will remain with the Purchaser SPV, a bankruptcy-remote special purpose vehicle, and the Purchaser SPV will be required to transfer payments received on the underlying accounts receivable into a designated collection account for the Company. The servicer, an affiliate of the Purchaser SPV, services the underlying accounts receivable and as a result, there is a risk that collections on the underlying accounts receivable could be impaired if the servicer encounters financial difficulties or becomes insolvent, its operational capabilities are impaired or if there is malfeasance by the servicer. If any of the foregoing occur, investors in the Company could face losses.

No direct contractual relationship between the Company and SCF Conglomerate.

Under the structure of its participation interests in the SCF Facility, the Company will not have a direct contractual relationship with the SCF Conglomerate. The Company and the Manager will be entirely dependent on the servicer, an affiliate of the Purchaser SPV, who on behalf of the Company deals directly with the SCF Conglomerate on all matters related to the transaction. The Company will not have the right to audit or monitor the SCF Conglomerate’s affairs in the manner that a secured lender or direct lender would under the terms of other types of financings. The structure of the transaction similarly and substantially limits the Company’s ability to seek recourse if the SCF Conglomerate fails to satisfy its obligations to the Purchaser SPV. Among other recourse limitations, if the SCF Conglomerate does not make payments to Purchaser SPV on account of the designated trade accounts receivables or in the event of a bankruptcy of the SCF Conglomerate, the Company will not have any direct rights or remedies against the SCF Conglomerate and would have to rely on Purchaser SPV’s enforcement of its rights and remedies against the SCF Conglomerate.

The SCF Conglomerate’s obligation to pay the Purchaser SPV is an unsecured contractual obligation that may be difficult to enforce.

The SCF Conglomerate’s obligation to pay the Purchaser SPV is a contractual obligation to pay that is not secured by any assets, nor risk mitigated by any corporate or personal guarantee or credit insurance. In the event that the SCF Conglomerate breaches its obligation to pay, the Purchaser SPV may commence litigation against the SCF Conglomerate, which would face the uncertainty and long delays attendant to commercial and contractual litigation.

Credit risk.

Credit risk is the risk that an obligor, in this case the SCF Conglomerate, will not honor its commitments because of its financial inability to make payment. Supply chain finance transactions are thus subject to the credit risk of obligors. Payments to the Company are subject to the credit risk of the SCF Conglomerate. The Company will be negatively affected in the event that the SCF Conglomerate becomes unwilling or unable to meet its financial obligations in a timely manner.

Bankruptcy risks.

In the event of a bankruptcy of the SCF Conglomerate, the Company, as the purchaser of a participation interest in designated trade accounts receivable, would not be a creditor of the SCF Conglomerate and thus would not have any rights with respect to the bankruptcy estate of the SCF Conglomerate. The Purchaser SPV, as the purchaser of such designated trade accounts receivables from the SCF Conglomerate, would be an unsecured creditor of the SCF Conglomerate and would be paid its share of any payments made to the unsecured creditors as a class from the bankruptcy estate of the SCF Conglomerate. Payments to the Company would be contingent on the receipt of payments by the Purchaser SPV from the SCF Conglomerate’s bankruptcy estate, and there is no assurance than any such payments will be received by the Purchaser SPV.

In the event of a bankruptcy of the Purchaser SPV, the Company would claim that its participation interest in the designated trade accounts receivable purchased from the Purchaser SPV under the participation agreement is not part of the bankruptcy estate of the Purchaser SPV and that any collections on account of such designated accounts receivable would belong to, and should be paid to, the Company. The Company could face delays in receiving payment until the bankruptcy court reached a decision with respect to the claim of the Company or losses in the event of an adverse legal determination.

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Possible legal, regulatory, or other developments.

The purchase and sale of accounts receivables is not as heavily regulated as other areas of the financial markets, such as the purchase and sale of securities or commodity derivatives. Because the purchase of accounts receivable represents a significant portion of trade finance, the introduction of new legislation, regulatory rules, or industry best-practices related to the purchase and sale of accounts receivable could increase operational and compliance costs associated with such transactions, thereby negatively affecting the profitability of an investment in the Company.

The servicer can sell participation interests to other entities and incur substantial additional indebtedness, over-burdening the SCF Conglomerate with future obligations.

The servicer can sell participation interests in the SCF Facility to other entities and is permitted to access its senior revolver facility and incur significant additional secured and/or unsecured indebtedness, over-burdening the SCF Conglomerate with future obligations, which may have a material adverse effect on the credit of the SCF Conglomerate. Additional secured indebtedness would prime the Purchaser SPV and the Company position, subject to debt incurrence covenants, and will dilute the Company’s position insofar as it reduces the funds available to repay the Purchaser SPV and the Company. As a result, these actions may have a material adverse effect on the Purchaser SPV and the Company.

SUBSCRIPTION AGREEMENT

The first sentence of the eighth paragraph of the second page of Appendix A to the Prospectus is amended and restated as follows:

The Purchaser acknowledges and agrees that neither the Company nor YieldStreet Management, LLC, in its capacity as adviser to the Company (the “Adviser”), is acting as the Purchaser’s agent, advisor or fiduciary in connection with the Purchaser’s investment in the Shares, and has not provided the Purchaser with any legal, accounting, regulatory or tax advice with respect to the Shares.

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